Income Taxes	12 Months Ended
Mar. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

15.  Income Taxes

Income tax (expense) benefit includes income taxes currently payable and those deferred because of temporary differences between the financial statement and tax bases of assets and liabilities. Income tax (expense) benefit consists of the following components:

	Years Ended 31 March
(Millions of US dollars)	2015	2014	2013
Income from operations before income taxes:
Domestic	$145.5	$141.6	$110.6
Foreign	177.1	(87.0)	(76.9)

Total income before income taxes	$322.6	$54.6	$33.7

Income tax expense
Current:
Domestic	$(11.9)	$(8.9)	$(5.3)
Foreign	(39.3)	(9.7)	(15.1)

Current income tax expense	(51.2)	(18.6)	(20.4)

Deferred:
Domestic	(3.7)	(3.3)	0.7
Foreign	23.6	66.8	31.5

Deferred income tax benefit	19.9	63.5	32.2

Total income tax (expense) benefit	$(31.3)	$44.9	$11.8

Income tax (expense) benefit computed at the statutory rates represents taxes on income applicable to all jurisdictions in which the Company conducts business, calculated at the statutory income tax rate in each jurisdiction multiplied by the pre-tax income attributable to that jurisdiction.

Income tax (expense) benefit is reconciled to the tax at the statutory rates as follows:

	Years Ended 31 March
(Millions of US dollars)	2015	2014	2013
Income tax (expense) benefit at statutory tax rates	$(75.0)	$6.2	$8.8
US state income taxes, net of the federal benefit	(2.4)	(1.8)	(0.1)
Asbestos adjustments	48.3	30.2	(0.3)
Expenses not deductible	(3.4)	(2.1)	(2.0)
Non-assessable items	0.5	0.6	1.8
Foreign taxes on domestic income	(0.7)	-	-
Amortization of intangibles	2.8	1.7	2.0
Taxes on foreign income	(4.5)	(2.9)	1.1
Tax assessment in dispute	-	10.7	-
Other items	3.1	2.3	0.5

Total income tax (expense) benefit	$(31.3)	$44.9	$11.8

Effective tax rate	9.7%	(82.2%)	(35.0%)

Deferred tax balances consist of the following components:

	31 March
(Millions of US dollars)	2015	2014
Deferred tax assets:
Asbestos liability	$405.2	$471.8
Other provisions and accruals	46.3	52.5
Net operating loss carryforwards	17.0	12.8
Foreign tax credit carryforwards	107.0	135.4

Total deferred tax assets	575.5	672.5
Valuation allowance	(113.0)	(142.4)

Total deferred tax assets, net of valuation allowance	462.5	530.1

Deferred tax liabilities:
Depreciable and amortizable assets	(112.3)	(111.2)
Other	(3.7)	(6.9)

Total deferred tax liabilities	(116.0)	(118.1)

Net deferred tax assets	$346.5	$412.0

The Company establishes a valuation allowance against a deferred tax asset if it is more likely than not that some portion or all of the deferred tax asset will not be realized.

At 31 March 2015, the Company had European tax loss carry-forwards of approximately US$6.0 million that are available to offset future taxable income, of which US$4.5 million will never expire. Carry-forwards of US$1.5 million will expire in fiscal years 2016 through 2024. At 31 March 2015, the Company had a 100% valuation allowance against the European tax loss carry-forwards.

At 31 March 2015, the Company had Australian tax loss carry-forwards of approximately US$11.1 million that are available to offset future taxable income and which have an unlimited carry-forward period. The Australian tax loss carry-forwards primarily result from current and prior year tax deductions for contributions to AICF. The Performing Subsidiary is able to claim a deduction for its contributions to AICF over a five-year period commencing in the year the contribution is incurred. The Company recognized a tax deduction of US$73.4 million (A$83.8 million) for the year ended 31 March 2015 relating to total contributions to AICF of US$412.3 million (A$419.1 million) incurred in years ended 31 March 2011 through 31 March 2015.

At 31 March 2015, the Company had foreign tax credit carry-forwards of US$107.0 million that are available to offset future taxes payable. At 31 March 2015, the Company had a 100% valuation allowance against the foreign tax credit carry-forwards.

In determining the need for and the amount of a valuation allowance in respect of the Company’s asbestos related deferred tax asset, management reviewed the relevant empirical evidence, including the current and past core earnings of the Australian business and forecast earnings of the Australian business considering current trends. Although realization of the deferred tax asset will occur over the life of the AFFA, which extends beyond the forecast period for the Australian business, Australia provides an unlimited carry-forward period for tax losses. Based upon managements’ review, the Company believes that it is more likely than not that the Company will realize its asbestos related deferred tax asset and that no valuation allowance is necessary as of 31 March 2015. In the future, based on review of the empirical evidence by management at that time, if management determines that realization of its asbestos related deferred tax asset is not more likely than not, the Company may need to provide a valuation allowance to reduce the carrying value of the asbestos related deferred tax asset to its realizable value.

At 31 March 2015, the Company had income taxes currently payable of US$1.8 million, after taking into account total income tax paid, net of refunds received, during the year ended 31 March 2015 of US$29.9 million and withholding tax paid during the year ended 31 March 2015 of US$5.7 million. Income taxes were paid in Ireland, the United States, Canada, New Zealand and the Philippines. Withholding taxes were paid in the United States, Canada, Australia, New Zealand and the Philippines.

At 31 March 2015, the undistributed earnings of foreign subsidiaries approximated US$204.8 million. The Company intends to indefinitely reinvest the undistributed earnings of certain subsidiaries owned by its US subsidiary, and has not provided for taxes that would be payable upon remittance of those earnings. The amount of the potential deferred tax liability related to these undistributed earnings is impracticable to determine at this time.

Due to the size and nature of its business, the Company is subject to ongoing reviews by taxing jurisdictions on various tax matters. The Company accrues for tax contingencies based upon its best estimate of the taxes ultimately expected to be paid, which it updates over time as more information becomes available. Such amounts are included in taxes payable or other non-current liabilities, as appropriate. If the Company ultimately determines that payment of these amounts is unnecessary, the Company reverses the liability and recognizes a tax benefit during the period in which the Company determines that the liability is no longer necessary. The Company records additional tax expense in the period in which it determines that the recorded tax liability is less than the ultimate assessment it expects.

Taxing authorities from various jurisdictions in which the Company operates are in the process of auditing and reviewing the Company’s respective jurisdictional income tax returns for various years. The Company accrues income tax liabilities in connection with ongoing audits and reviews based on knowledge of all relevant facts and circumstances, taking into account existing tax laws, its experience with previous audits and settlements, the status of current tax examinations and how the tax authorities view certain issues.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of unrecognized tax benefits and interest and penalties are as follows:

(US$ millions)	Unrecognized tax benefits	Interest and Penalties
Balance at 31 March 2012	$2.6	$0.9

Additions for tax positions of the current year	0.1	-
Additions for tax positions of prior year	2.6	(0.1)
Expiration of statute of limitations	(2.8)	(0.7)
Other reductions for the tax positions of prior periods	(1.0)	-

Balance at 31 March 2013	$1.5	$0.1

Additions for tax positions of the current year	0.1	-
Additions for tax positions of prior year	0.1	-
Settlements paid during the current period	(1.2)	-
Other reductions for the tax positions of prior periods	-	(0.1)

Balance at 31 March 2014	$0.5	$-

Additions for tax positions of the current year	4.2	0.1
Additions for tax positions of prior year	0.2	0.2

Balance at 31 March 2015	$4.9	$0.3

As of 31 March 2015, the total amount of unrecognized tax benefits and the total amount of interest and penalties accrued by the Company related to unrecognized tax benefits that, if recognized, would affect the tax expense is US$0.8 million and US$0.3 million, respectively. The remaining US$4.1 million of unrecognized tax benefits would not affect the tax expense if recognized.

The Company recognizes penalties and interest accrued related to unrecognized tax benefits in income tax expense. During the year ended 31 March 2015 and 2014, expense of US$0.3 million and income of $0.1 million, respectively, relating to interest and penalties was recognized within income tax expense arising from movements in unrecognized tax benefits.

The liabilities associated with uncertain tax benefits are included in other non-current liabilities on the Company’s consolidated balance sheet. These liabilities are offset by deferred tax assets included in current assets on the Company’s consolidated balance sheet. The Company recognizes deferred tax assets and liabilities for temporary differences between the financial reporting basis and the tax basis of its assets and liabilities. Management believes that it is more likely than not that the full deferred tax asset will be realized.

A number of years may elapse before an uncertain tax position is audited or ultimately resolved. It is difficult to predict the ultimate outcome or the timing of resolution for uncertain tax positions. It is reasonably possible that the amount of unrecognized tax benefits could significantly increase or decrease within the next twelve months. These changes could result from the completion of ongoing examinations, the expiration of the statute of limitations, or other circumstances. At this time, an estimate of the range of the reasonably possible change cannot be made.

Interest Payments from Australia Tax Office (“ATO”)

During the fourth quarter ended 31 March 2012, the ATO provided a refund of US$396.3 million to RCI Pty Ltd (“RCI”), a wholly owned subsidiary of the Company, resulting from RCI’s successful appeal of a disputed amended tax assessment related to RCI’s income tax return for its 1999 fiscal year. The facts and circumstances relating to RCI’s successful appeal of the disputed amended tax assessment were fully disclosed in the notes to the Company’s consolidated financial statements as of and for the year ended 31 March 2012.

On 4 November 2013, the ATO notified RCI that RCI was entitled to a final additional amount of interest of A$17.3 million (US$15.4 million) in respect of amounts paid by RCI to the ATO while the appeal of the disputed amended tax assessment was in process. This final amount of interest was received from the ATO on 7 January 2014. As the receipt of this interest from the ATO relates to RCI’s successful appeal of its disputed amended tax assessment, the additional interest, net of tax, is included in Income tax benefit in the Company’s consolidated statements of operations and comprehensive income for the year ended 31 March 2014.